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               EXHIBIT 10(p) TO SYMIX SYSTEMS, INC. 1999 FORM 10-K
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                        AMENDMENT TO EMPLOYMENT AGREEMENT

         THIS AMENDMENT TO EMPLOYMENT AGREEMENT is made to be effective as of the 1st day of April 1997, between Symix Systems, Inc., an Ohio corporation (the "Company") and Stephen A. Sasser ("Employee").

                                   WITNESSETH

         WHEREAS, the Company and Employee are parties to an Employment Agreement dated July 5, 1995 pursuant to which the Company engaged Employee to serve as President and Chief Operating Officer of the Company (the "Employment Agreement"); and

         WHEREAS, the Company and Employee desire to modify the Employment Agreement as set forth herein;

         NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. MODIFICATION OF COMPENSATION ARRANGEMENT. Subparagraphs 3(a) and 3(b) of the Employment Agreement are hereby amended to read in their entirety as follows:

                  "(a) BASE SALARY. Employee shall receive an annual base salary of not less than $242,000 (the "Base Salary") to be paid semi-monthly in equal installments. The Base Salary shall be reviewed not less frequently than annually and shall be subject to such upward adjustments as the Compensation Committee (the "Compensation Committee") of the Board of Directors of the Company (the "Board") may deem appropriate in its discretion.

                  (b) INCENTIVE COMPENSATION. During the Term of this Agreement, Employee shall be entitled to additional compensation pursuant to a bonus plan to be approved by the Compensation Committee and to be consistent with this paragraph 3(b). Employee's annual target bonus will be as follows:

                                    (i) $174,500, for the Company's fiscal year
                  ended June 30, 1997, of which 80% ($139,600) will be earned if and to the extent the Company's earnings per share achieve targets proposed by Employee and approved by the Compensation Committee for such fiscal year and 20% ($34,900) will be earned if and to the extent the Company achieves other strategic objectives proposed by Employee and approved by the Compensation Committee for such fiscal year; and

                                    (ii) $158,000 during the remaining term of
                  this Agreement, of which 80% ($126,400) will be earned if and to the extent the Company's earnings per share achieve targets proposed annually by Employee and approved by the Compensation Committee and 20% ($31,600) will be earned if and to the extent the Company achieves other strategic objectives proposed annually by Employee and approved by the Compensation Committee."

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         The foregoing provisions shall be substituted for and shall be deemed to replace the language heretofore set forth in Subparagraphs 3(a) and
         (b) of the Employment Agreement as if such substituted language had been included in the originally-executed Employment Agreement, except that such substituted provisions shall apply prospectively only from the effective date hereof.

         2. NO MODIFICATION OF OTHER PROVISIONS. Except as provided in Paragraph 1 hereinabove, the terms and provisions of the Employment Agreement shall remain in full force and effect and shall apply to this Amendment to Employment Agreement as if fully incorporated herein.

                  IN WITNESS WHEREOF, the parties have executed this Amendment to Employment Agreement as of the date first hereinabove written.

                             SYMIX SYSTEMS, INC.


                             By /s/ Lawrence J. Fox
                               ----------------------------
                                 Lawrence J. Fox
                                 Chairman and Chief Executive Officer

                             EMPLOYEE


                             /s/ Stephen A. Sasser
                             ---------------------
                             Stephen A. Sasser


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